First NLC Trust 2005-1
Mortgage-Backed Notes, Series 2005-1
Preliminary Collateral Term Sheet

Adjustable Rate Mortgage Loans

DISCLAIMER

The attached tables and other statistical analyses (the “Collateral Materials”) are privileged and intended for use by the addressee only. These Collateral Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the prospective sellers of the mortgage loans and their affiliates. These Collateral Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Collateral Materials which may or may not be reflected therein. As such, no assurance can be given as to the Collateral Materials’ accuracy, appropriateness or completeness in any particular context. Also, no assurance can be given as to whether the Collateral Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Collateral Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The specific characteristics of the assets may differ from those shown in the Collateral Materials. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Collateral Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities related to the mortgage loans described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	3	635,850.00	0.10	4.933	641	76.02
5.001 - 5.500	45	11,359,714.02	1.75	5.349	664	78.23
5.501 - 6.000	274	72,331,682.89	11.13	5.880	664	79.12
6.001 - 6.500	454	112,887,103.01	17.37	6.349	661	80.68
6.501 - 7.000	723	160,986,364.41	24.78	6.809	644	80.81
7.001 - 7.500	522	97,424,096.97	14.99	7.322	628	81.90
7.501 - 8.000	615	101,740,958.52	15.66	7.777	607	82.76
8.001 - 8.500	265	41,626,188.49	6.41	8.284	585	81.71
8.501 - 9.000	218	29,824,254.11	4.59	8.805	574	84.98
9.001 - 9.500	109	13,291,412.80	2.05	9.253	573	86.56
9.501 - 10.000	63	5,980,418.14	0.92	9.795	568	87.50
10.001 - 10.500	15	1,576,509.28	0.24	10.223	553	87.50
10.501 - 11.000	1	41,223.83	0.01	10.875	571	82.50
11.001 - 11.500	1	48,825.00	0.01	11.150	551	90.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 4.875%
Max: 11.150%
Weighted Average: 7.099%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	19	882,876.56	0.14	8.774	581	63.22
50,000.01 - 100,000.00	559	44,853,866.45	6.90	7.947	599	81.07
100,000.01 - 150,000.00	793	98,714,758.02	15.19	7.542	613	81.87
150,000.01 - 200,000.00	646	113,313,610.38	17.44	7.252	623	82.00
200,000.01 - 250,000.00	451	100,752,986.71	15.51	7.051	634	81.93
250,000.01 - 300,000.00	318	87,769,649.66	13.51	6.855	640	81.01
300,000.01 - 350,000.00	194	62,759,123.31	9.66	6.899	645	82.79
350,000.01 - 400,000.00	137	51,442,386.75	7.92	6.786	649	80.90
400,000.01 - 450,000.00	81	34,535,497.15	5.32	6.623	644	81.29
450,000.01 - 500,000.00	90	43,375,715.38	6.68	6.529	661	79.19
500,000.01 - 550,000.00	12	6,289,148.56	0.97	6.932	640	82.96
550,000.01 - 600,000.00	1	551,650.00	0.08	5.875	671	85.00
600,000.01 - 650,000.00	6	3,763,332.54	0.58	6.750	636	72.56
700,000.01 - 750,000.00	1	750,000.00	0.12	5.250	688	79.79

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: $38,049.00
Max: $750,000.00
Average: $196,419.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

ARM 3/27	1,535	242,826,575.97	37.37	7.584	605	81.16
ARM 2/28	827	151,163,061.20	23.26	7.240	621	83.83
ARM 3/27 60 Month IO	486	133,588,845.95	20.56	6.515	666	80.21
ARM 2/28 60 Month IO	460	122,176,118.35	18.80	6.601	662	80.51

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

1	3,308	649,754,601.47	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Coupon	Score	CLTV

349 - 360	3,308	649,754,601.47	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 351
Max: 360
Weighted Average: 359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	CLTV

0	1,184	231,011,665.63	35.55	7.109	629	81.88
1	613	108,488,735.64	16.70	7.301	625	81.83
2	1,017	197,323,868.72	30.37	7.195	630	80.79
3	356	79,493,212.34	12.23	6.751	648	81.29
4	100	24,755,786.81	3.81	6.545	654	81.58
5	24	6,085,868.52	0.94	6.642	654	82.96
6	3	624,976.73	0.10	8.303	566	80.66
7	7	1,277,014.13	0.20	7.559	615	81.50
8	3	536,672.95	0.08	7.011	584	84.08
9	1	156,800.00	0.02	6.000	631	80.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 0
Max: 9
Weighted Average: 1

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-3 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

10.01 - 15.00	1	50,000.00	0.01	7.750	577	13.59
15.01 - 20.00	1	125,000.00	0.02	5.500	582	17.48
20.01 - 25.00	2	184,900.00	0.03	7.391	548	23.26
25.01 - 30.00	3	177,565.45	0.03	7.576	577	26.95
30.01 - 35.00	2	274,763.79	0.04	6.773	563	31.31
35.01 - 40.00	9	1,058,973.95	0.16	7.082	587	37.35
40.01 - 45.00	13	1,843,972.13	0.28	7.338	605	42.99
45.01 - 50.00	16	2,228,101.81	0.34	7.345	583	47.97
50.01 - 55.00	28	4,183,900.14	0.64	6.875	587	53.19
55.01 - 60.00	38	6,050,752.65	0.93	7.278	577	58.03
60.01 - 65.00	72	12,074,768.15	1.86	7.203	583	63.20
65.01 - 70.00	121	24,070,532.13	3.70	7.123	584	68.48
70.01 - 75.00	200	37,304,540.35	5.74	7.203	603	73.64
75.01 - 80.00	1,647	353,546,195.74	54.41	6.856	648	79.83
80.01 - 85.00	308	54,785,568.36	8.43	7.393	605	84.36
85.01 - 90.00	481	88,051,232.54	13.55	7.486	618	89.62
90.01 - 95.00	146	28,006,991.03	4.31	7.147	642	94.52
95.01 - 100.00	220	35,736,843.25	5.50	7.881	642	99.87

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 13.59%
Max: 100.00%
Weighted Average: 81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

481 - 500	9	1,453,194.07	0.22	8.130	500	77.38
501 - 520	138	20,439,162.05	3.15	8.079	510	75.21
521 - 540	192	27,813,484.66	4.28	8.188	532	76.79
541 - 560	222	33,652,090.35	5.18	7.968	551	79.04
561 - 580	229	37,896,096.31	5.83	7.672	571	79.61
581 - 600	285	50,476,079.21	7.77	7.616	590	83.59
601 - 620	435	78,727,894.17	12.12	7.201	611	82.86
621 - 640	525	106,311,178.23	16.36	6.949	630	81.84
641 - 660	441	102,177,668.23	15.73	6.776	650	81.58
661 - 680	325	75,779,082.02	11.66	6.704	670	82.74
681 - 700	199	43,691,757.56	6.72	6.581	689	81.35
701 - 720	130	29,349,018.56	4.52	6.614	709	81.87
721 - 740	78	18,127,549.58	2.79	6.498	730	82.09
741 - 760	44	11,551,889.32	1.78	6.613	749	82.22
761 - 780	34	7,331,165.19	1.13	6.658	771	83.52
781 - 800	19	4,352,897.81	0.67	6.703	788	81.76
801 - 820	3	624,394.15	0.10	7.874	804	92.47

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 500
Max: 807
Weighted Average: 632

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Cashout	1,813	330,641,316.07	50.89	7.248	608	81.29
Purchase	1,448	309,068,637.05	47.57	6.934	658	81.62
Rate/Term Refinance	47	10,044,648.35	1.55	7.301	618	82.52

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	2,780	543,603,552.53	83.66	7.097	628	81.64
Condo	248	43,873,287.30	6.75	7.048	652	81.42
Townhouse	128	24,319,915.27	3.74	6.958	651	81.90
3-4 Unit	76	21,525,399.32	3.31	7.401	656	78.60
Duplex	76	16,432,447.05	2.53	7.112	650	78.79

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	1,516	353,122,920.40	54.35	6.938	656	80.28
Full	1,613	262,875,336.09	40.46	7.298	602	83.35
Stated	125	23,002,749.88	3.54	7.241	619	78.91
12 Month Bank Statements	29	5,197,883.76	0.80	7.667	601	80.55
24 Month Bank Statements	18	3,682,897.12	0.57	6.766	617	80.23
Reduced	5	1,408,193.76	0.22	6.918	600	78.49
NINA	1	267,929.00	0.04	6.375	655	80.00
Alternative	1	196,691.46	0.03	8.125	508	65.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	3,224	637,636,931.40	98.14	7.089	632	81.55
Non-Owner Occupied	84	12,117,670.07	1.86	7.633	645	76.89

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	1,833	407,300,026.58	62.69	6.763	667	81.95
B	1,043	178,708,350.87	27.50	7.515	590	82.06
C	432	63,746,224.02	9.81	8.082	527	76.67

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-5 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	914	263,179,312.11	40.50	6.662	642	78.85
Florida	651	107,159,854.72	16.49	7.378	631	82.38
Illinois	391	70,989,204.32	10.93	7.297	629	83.23
Michigan	181	23,363,632.88	3.60	8.056	597	84.56
Maryland	94	21,816,094.58	3.36	7.223	635	82.22
Virginia	84	18,167,261.09	2.80	7.312	639	82.81
Nevada	87	17,060,464.70	2.63	6.751	638	80.24
Massachusetts	69	15,873,177.36	2.44	7.352	630	80.55
North Carolina	104	12,911,485.06	1.99	7.548	622	85.75
Arizona	82	11,990,403.18	1.85	7.100	621	86.32
Colorado	61	9,988,556.04	1.54	6.882	624	85.68
Pennsylvania	79	8,853,498.03	1.36	7.636	590	85.48
Rhode Island	40	8,121,474.11	1.25	7.458	650	81.57
Tennessee	59	6,234,718.69	0.96	7.685	618	84.95
Ohio	52	6,026,945.10	0.93	7.701	621	85.65
Indiana	61	5,984,584.47	0.92	8.004	592	86.32
Washington	35	5,957,771.34	0.92	6.867	614	82.62
Georgia	40	5,872,650.93	0.90	7.481	631	84.32
Wisconsin	41	5,841,812.66	0.90	7.776	615	82.90
Minnesota	26	4,318,538.65	0.66	7.527	608	85.60
Connecticut	24	4,101,105.53	0.63	7.532	626	81.16
Louisiana	29	2,849,647.05	0.44	8.378	603	87.01
Kentucky	19	2,608,896.42	0.40	7.806	604	88.01
Oregon	18	2,478,353.92	0.38	6.560	641	79.20
Missouri	17	2,387,208.73	0.37	8.095	590	87.53
New Jersey	5	1,071,898.42	0.16	8.164	557	77.40
Idaho	7	983,800.63	0.15	7.252	639	89.41
Texas	10	945,001.10	0.15	7.911	568	79.98
Iowa	9	708,717.91	0.11	9.826	592	89.85
Nebraska	7	694,560.00	0.11	7.419	597	92.17
Oklahoma	5	564,057.64	0.09	8.081	643	95.33
Utah	2	250,603.14	0.04	7.177	560	79.27
Arkansas	3	190,866.02	0.03	8.363	606	91.71
South Carolina	1	128,500.00	0.02	7.990	621	100.00
New Mexico	1	79,944.94	0.01	7.875	591	80.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	516	94,632,468.31	14.56	7.448	634	82.33
1	162	35,743,768.85	5.50	7.215	646	82.35
2	1,030	216,683,074.70	33.35	6.903	636	82.17
3	1,600	302,695,289.61	46.59	7.117	627	80.58

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Loans with Penalty: 85.44%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.001 - 4.500	109	20,063,685.00	3.09	7.142	635	83.11
4.501 - 5.000	241	43,887,160.64	6.75	7.001	630	81.88
5.001 - 5.500	122	31,679,847.95	4.88	5.891	665	80.97
5.501 - 6.000	350	91,454,621.55	14.08	6.079	663	79.76
6.001 - 6.500	572	137,355,277.82	21.14	6.569	651	80.47
6.501 - 7.000	541	110,981,131.86	17.08	7.012	637	80.94
7.001 - 7.500	472	83,428,075.79	12.84	7.548	620	81.68
7.501 - 8.000	380	62,797,705.16	9.66	8.018	601	82.69
8.001 - 8.500	235	33,451,072.60	5.15	8.542	575	83.23
8.501 - 9.000	167	22,885,364.02	3.52	8.997	570	85.45
9.001 - 9.500	75	7,368,145.29	1.13	9.508	573	87.52
9.501 - 10.000	37	3,863,178.62	0.59	9.955	562	87.74
10.001 - 10.500	5	449,286.34	0.07	10.362	540	83.80
10.501 - 11.000	2	90,048.83	0.01	11.024	560	86.57

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min (>0): 4.500%
Max: 10.900%
Weighted Average (>0): 6.632%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

11.501 - 12.000	3	635,850.00	0.10	4.933	641	76.02
12.001 - 12.500	45	11,359,714.02	1.75	5.349	664	78.23
12.501 - 13.000	274	72,331,682.89	11.13	5.880	664	79.12
13.001 - 13.500	454	112,887,103.01	17.37	6.349	661	80.68
13.501 - 14.000	723	160,986,364.41	24.78	6.809	644	80.81
14.001 - 14.500	522	97,424,096.97	14.99	7.322	628	81.90
14.501 - 15.000	615	101,740,958.52	15.66	7.777	607	82.76
15.001 - 15.500	265	41,626,188.49	6.41	8.284	585	81.71
15.501 - 16.000	218	29,824,254.11	4.59	8.805	574	84.98
16.001 - 16.500	109	13,291,412.80	2.05	9.253	573	86.56
16.501 - 17.000	63	5,980,418.14	0.92	9.795	568	87.50
17.001 - 17.500	15	1,576,509.28	0.24	10.223	553	87.50
17.501 - 18.000	1	41,223.83	0.01	10.875	571	82.50
18.001 - 18.500	1	48,825.00	0.01	11.150	551	90.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 11.875%
Max: 18.150%
Weighted Average: 14.099%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-7 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	3	635,850.00	0.10	4.933	641	76.02
5.001 - 5.500	45	11,359,714.02	1.75	5.349	664	78.23
5.501 - 6.000	274	72,331,682.89	11.13	5.880	664	79.12
6.001 - 6.500	454	112,887,103.01	17.37	6.349	661	80.68
6.501 - 7.000	723	160,986,364.41	24.78	6.809	644	80.81
7.001 - 7.500	522	97,424,096.97	14.99	7.322	628	81.90
7.501 - 8.000	615	101,740,958.52	15.66	7.777	607	82.76
8.001 - 8.500	265	41,626,188.49	6.41	8.284	585	81.71
8.501 - 9.000	218	29,824,254.11	4.59	8.805	574	84.98
9.001 - 9.500	109	13,291,412.80	2.05	9.253	573	86.56
9.501 - 10.000	63	5,980,418.14	0.92	9.795	568	87.50
10.001 - 10.500	15	1,576,509.28	0.24	10.223	553	87.50
10.501 - 11.000	1	41,223.83	0.01	10.875	571	82.50
11.001 - 11.500	1	48,825.00	0.01	11.150	551	90.00

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 4.875%
Max: 11.150%
Weighted Average (>0): 7.099%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

3.000	3,308	649,754,601.47	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 3.000%
Max: 3.000%
Weighted Average: 3.000%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

1.000	3,308	649,754,601.47	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Min: 1.000%
Max: 1.000%
Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	3,308 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	CLTV

15	1	156,800.00	0.02	6.000	631	80.00
16	2	373,420.28	0.06	6.470	617	85.87
17	1	360,000.00	0.06	7.625	646	80.00
19	10	2,730,997.23	0.42	6.551	669	85.02
20	52	13,906,060.81	2.14	6.664	653	83.09
21	169	38,685,639.39	5.95	6.686	652	82.27
22	365	77,294,441.08	11.90	7.022	638	81.46
23	222	42,655,896.76	6.56	7.157	634	83.04
24	465	97,175,924.00	14.96	6.972	635	82.60
28	1	163,252.67	0.03	8.250	509	80.00
29	6	917,014.13	0.14	7.532	602	82.10
30	3	624,976.73	0.10	8.303	566	80.66
31	14	3,354,871.29	0.52	6.715	643	81.28
32	48	10,849,726.00	1.67	6.393	655	79.65
33	187	40,807,572.95	6.28	6.812	644	80.36
34	652	120,029,427.64	18.47	7.307	625	80.36
35	391	65,832,838.88	10.13	7.395	618	81.04
36	719	133,835,741.63	20.60	7.207	625	81.36

Total:	3,308	649,754,601.47	100.00	7.099	632	81.46

Weighted Average: 30

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.